

CHANTICLEER HOLDINGS

September 2016

NASDAQ: HOTR

Disclaimer

Forward-Looking Statements

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new stores, successful completion of the Company's proposed acquisitions and expansion, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

Non-Gaap Measures

Chanticleer Holdings, Inc. prepares its condensed consolidated financial statements in accordance with United States generally accepted accounting principles ("GAAP"). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding Adjusted EBITDA and Restaurant EBITDA, which differ from the term EBITDA as it is commonly used. In addition to adjusting net income (loss) from continuing operations to exclude taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes pre-opening and closing costs for our restaurants, non-cash expenses, transaction-related expenses, change in fair value of derivative liability and other income and expenses. In addition, Restaurant EBITDA also excludes management fee income and general and administrative expenses. Adjusted EBITDA and restaurant EBITDA are not measures of performance defined in accordance with GAAP. However, adjusted EBITDA and restaurant EBITDA are used internally in planning and evaluating the company's operating performance and by the Company's creditors. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA and Restaurant EBITDA should not be considered as alternatives to net loss or to net cash used in operating activities as a measure of operating results or of liquidity. It may not be comparable to similarly titled measures used by other companies, and it excludes financial information that some may consider important in evaluating the company's performance. A reconciliation of GAAP net income (loss) to Adjusted EBITDA and Restaurant EBITDA is included in the accompanying financial schedules. For further information, please refer to Chanticleer's Quarterly Report on Form 10-Q filed with the SEC on November 16, 2015, available online at www.sec.gov.

Welcome to Chanticleer

AMERICAN BURGER CO.

BGR THE BURGER JOINT

Just Fresh
EAT WELL.....FEEL GREAT

little big burger

HOOTERS

Who We Are

- Founded in 2005
- Started with Hooters
- Growing with Burgers
- Distinctive, Award Winning Regional Fast Casual Brands


I'M
DELICIOUS

Timeline

2005- >	2012-2015	Current Focus	Future
Hooters Franchisee	**Acquisition Phase**	**Integration Phase**	**Profitable Growth**
• Hooters Investor & Franchisee	• Fast Casual Acquisitions • *Little Big Burger* • *BGR The Burger Joint* • *BT's Burger Joint* • *American Burger Co* • *Just Fresh*	• Integrate Acquired Operations • Improve Margins • Expense Reductions • Disciplined Growth • Address Balance Sheet	• Accelerate Growth • Franchising • Drive Cash Flow

Store Count and Revenue Growth


Systemwide Store Count
as of September 2, 2016
70
60
50
40
30
20
10
0
Hooters
ABC
JF
BGR
BT
LBB
1
2
3
6
8
5
5
18
13
6
7
26
15
5
7
23
4
8
62
9
9
8
21
8
55
2009
2010
2011
2012
2013
2014
2015
Q2 16


Revenue
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$1.5
$6.4
$7.3
$23.3
$35.3
$41.7
2011
2012
2013
2014
2015
Q2 16
annualized

Our Brands

Chanticleer's Better Burger Brands:

- "Made in America" menu that includes premium burgers, chicken sandwiches, salads & shakes
- 9 Restaurants
- Carolinas Region





Chanticleer's Better Burger Brands:

BGR
THE BURGER JOINT

- Gourmet Fast Casual – Open Flame
- Voted Best Burger in DC & Named One of America's Top 10 Chain Burgers by MSN
- 21 Restaurants
- U.S. & International




BGR

Chanticleer's Better Burger Brands:

little big burger®

- Chef Driven - Uniquely Simple
- Best Burger in Portland
- 8 Restaurants
- Portland / Pacific Northwest


little big burger
cheese burger
veggie burger
hamburger
truffle fries
soda
floats
little big burger
I'M DELICIOUS

Chanticleer's Brands:

Just Fresh
EAT WELL FEEL GREAT

- Fresh healthy selections with distinctive sandwiches, soups and salads
- 8 Restaurants
- North Carolina





Chanticleer's Brands:

HOOTERS

- Operate 9 Hooters under Franchise Agreements
  - United States: 2
  - South Africa: 6
  - Europe: 1
- Chanticleer also holds a small minority stake in Hooters of America



HOOTERS



Segment Revenue Mix


Q2 16
14%
0.3%
31%
55%
Better Burgers Fast Casual
Hooters Full Service
Just Fresh Fast Casual
Corp & Other


Q2 15
17%
0.3%
40%
43%
Better Burgers Fast Casual
Hooters Full Service
Just Fresh Fast Casual
Corp & Other

Strategic Focus – Where we're going

- Burger Business: Grow and Accelerate Margin Expansion
  - *Regional Brand Focus*
  - *Leverage most profitable segment*
  - *LBB & BGR - New Store Development Focus*
- Just Fresh: Hidden Gem - Continue to Drive Profit and Cash Flow
- Hooters: Improve Profit and Cash Flow, Exiting Unprofitable Locations
- Leveraging Scale & Driving Operational Improvements
- Targeted, Profitable Growth

Financial Review

Company Highlights from Q2 2016

- Store level trends strengthening
  - COS, Opex, G&A, EBITDA tracking towards target levels
  - Beginning to realize benefit of larger scale & expense rationalization initiatives
  - Strategic decision to exit 6 underperforming international Hooters
- Milestone Quarter
  - EBITDA profitability, Restaurant EBITDA > 13%
- Focus Areas –
  - Operational improvement
  - Targeted Growth
  - Balance Sheet

Financial Trends


Cost of Goods%
36%
35%
34%
33%
32%
35.3%
34.5%
33.6%
34.3%
33.1%
32.7%
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016


G&A %
30%
25%
20%
15%
10%
26.1%
21.0%
17.8%
15.0%
16.6%
12.8%
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016


Restaurant EBITDA
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
7.8%
7.7%
9.9%
9.6%
11.3%
13.4%
$0.5
$0.7
$0.9
$1.0
$1.1
$1.4
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$-


Adjusted EBITDA
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-$0.7
-11.1%
-$0.6
-6.9%
-$0.4
-4.2%
-$0.1
-0.6%
-$0.2
-2.3%
$0.2
1.8%
$0.4
$0.2
$0.0
-$0.2
-$0.4
-$0.6
-$0.8

Consolidated Financial Targets

Chanticleer Consolidated			
	Q1	Q2	Near-Term Targets
COS %	33%	32.7%	32-33%
OPEX %	60%	54.5%	52-54%
Restaurant EBITDA%	9%	13.4%	14-16%
G&A%	15%	12.8%	9-10%
Adjusted EBITDA%	(6)%	1.8%	4-7%

Q1 as reported, including results of discontinued operations
Q2 as reported, excluding results of discontinued operations

Balance Sheet

Dollars in millions	June 30, 2016	December 31, 2015
Assets		
Cash	$1.0	$1.2
Property, Plant & Equipment	11.6	12.1
Goodwill & Intangible Assets	19.2	19.5
Total Assets	36.6	42.2
Liabilities		
Accounts Payable & Accrued Expenses	$5.4	$4.7
Debt, Conv. Debt, & Capital Leases	9.9	9.3
Total Liabilities	21.1	20.4
Stockholders' Equity	15.5	21.8

Financial Partner Model – Financing Growth

- Non-dilutive equity capital to finance new store openings
- Typical terms of Financial Partner model
  - Investor contributes financial capital required to open stores
  - Chanticleer contributes brand, operating model, management expertise
  - Investor receives 80% cash distributions until investment recouped, then 50%
  - Chanticleer receives 5% mgmt. fee + 20% cash distributions initially, then 50%

- EB5 Model
  - Similar to above, except Chanticleer share to 80% following investor recoup

Stores Development Pipeline – Sites under Lease

Little Big Burger *(1200-2000 sq ft)*

Location	Timing
Hassalo on Eight - Portland, OR	Late 2016 / Early 2017 (EB5)
Platform District - Hillsboro, OR	Late 2016/Early 2017 (EB5)
Progress Ridge - Beaverton, OR	Late 2016 /Early 2017 (Fin Ptr)
Green Lake Village - Seattle, WA	2017 (Fin Ptr)
Two Additional Sites in negotiation, Seattle, WA	TBD (Fin Ptr)

BGR *(1500-2400 sq ft)*

Location	Timing
Mosaic District - Northern Virginia	Early 2017
Catholic University - Northern Virginia	Early 2017
Franchisees – Multiple locations/Areas	

American Burger *(2000-2500+ sq ft)*

Location	Timing
Prosperity Village – Charlotte, NC	Mid 2017 (EB5)

Strong Unit Level Economics - Example New Store Proforma

	American Burger	BGR	Little Big Burger
Est. Revenue per store	$ 850,000	$ 825,000	$ 700,000
Avg Size , sq ft.	2,500	1,800	1,400
Target EBITDA margin	15%	15%	20%
EBITDA per unit	$ 127,500	$ 123,750	$ 140,000
Est. Initial Investment	$ 450,000	$ 400,000	$ 250,000
Est. 15% TI allowance	$ (67,500)	$ (60,000)	$ (37,500)
Est. Net Initial Investment	$ 382,500	$ 340,000	$ 212,500
Est. Cash on Cash return	33%	36%	66%

Investment Considerations

- Differentiated Regional Strategy
- Award Winning Regional Brands
- Strong Store Level Performance
- Improving Margins & Profitability
- Disciplined Growth and Operational Execution



Investor Contact:
Institutional Marketing Services (IMS)
Investor Relations
(203) 972-9200
jnesbett@institutionalms.com

CHANTICLEER HOLDINGS

Thank You
NASDAQ: HOTR

Investor Contact:
Chanticleer Holdings, Inc.
Investor & Media Relations
(704) 366-5122
ir@chanticleerholdings.com

Appendix - Q2 2016 Financials

	Three Months Ended				
	June 30, 2016		June 30, 2015		
	Amount	% of Revenue*	Amount	% of Revenue*	% Change
Restaurant sales, net	$ 10.5	97.9%	$ 8.4	97.3%	26%
Gaming income, net	0.1	0.9%	0.1	0.8%	37%
Management fees	0.0	0.2%	0.0	0.3%	0%
Franchise income	0.1	1.0%	0.1	1.6%	-
Total revenue	**$ 10.8**	**100.0%**	**$ 8.6**	**100.0%**	**25%**
Restaurant cost of sales	3.4	32.7%	2.9	34.5%	19%
Restaurant operating expenses	5.7	54.5%	4.9	58.4%	17%
Restaurant pre-opening and closing expenses	-	0.0%	0.3	4.0%	-100%
General and administrative	1.4	12.8%	1.8	21.0%	-24%
Depreciation and amortization	0.6	5.4%	0.3	3.2%	112%
Total expenses	**11.1**	**103.6%**	**10.2**	**118.4%**	**9%**
Loss from operations	**$ (0.4)**		**$ (1.6)**		
Restaurant EBITDA	**$ 1.4**	**13%**	**$ 0.7**	**8%**	**116%**
Adjusted EBITDA	**$ 0.2**	**2%**	**$ (0.6)**	**-7%**	**133%**
EPS	**$ (0.03)**		**$ (0.21)**		**86%**

Appendix - EBITDA Reconciliation

Chanticleer Holdings, Inc. and Subsidiaries
Reconcilation of Net Loss to EBITDA
(Unaudited)

	Three Months Ended		Six Months Ended	
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Consolidated net loss	$ (599,217)	$ (2,623,945)	$ (1,516,817)	$ (4,627,682)
Interest expense	650,478	1,373,797	1,251,405	2,078,649
Income tax	51,405	(7,783)	85,398	(43,252)
Depreciation and amortization	577,942	272,306	1,148,382	619,255
EBITDA	$ 680,607	$ (985,626)	$ 968,363	$ (1,973,029)
Restaurant pre-opening and closing expenses	-	336,580	7,555	339,339
Change in fair value of derivative liabilities	(513,439)	(232,854)	(1,129,101)	(570,907)
Loss on extinguishment of debt	-	170,089	-	170,089
Equity in losses of investments	-	-	-	-
Asset impairment charge	-	-	-	-
Transaction-related expenses	-	384,430	98,399	820,145
Other income	27,706	(265,542)	19,969	(103,146)
Adjusted EBITDA	$ 194,875	$ (592,922)	$ (34,814)	$ (1,317,509)
General and administrative expenses	1,374,835	1,418,797	2,951,316	2,692,729
Franchise revenues	(103,387)	(134,939)	(285,939)	(150,998)
Management fee revenue	(25,000)	(25,000)	(50,000)	(50,000)
Restaurant EBITDA	$ 1,441,322	$ 665,936	$ 2,580,563	$ 1,174,222


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